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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 18, 2006
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                                IBT BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)


      PENNSYLVANIA                       1-31655                25-1532164
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(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File No.)             Identification No.)


309 MAIN STREET, IRWIN, PENNSYLVANIA                               15642
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (724) 863-3100
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT
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ITEM 8.01.  OTHER EVENTS.
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         On October 18, 2006, the Registrant announced a two-for-one stock split to be effected through the payment of a 100% stock dividend on November 16, 2006 to stockholders of record on October 27, 2006. On October 18, 2006, the Registrant also announced the declaration of its regular quarterly cash dividend of $.50 per share payable on November 8, 2006 to stockholders of record on October 27, 2006.

         For further details, reference is made to a Press Release dated October 18, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
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         (c)      Exhibits

                  Exhibit 99.1  Press Release, dated October 18, 2006.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IBT BANCORP, INC.



Date:  October 18, 2006                By: /s/ Raymond G. Suchta
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                                           Raymond G. Suchta
                                           Chief Financial Officer


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